 Exhibit (a)(5) Board Resolution of RiverSource Life Insurance Co. of New York
                           dated April 15, 2011

                             SECRETARY'S CERTIFICATE
                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

At a meeting held on August 29, 2006, of the Board of Directors of RiverSource Life Insurance Co. of New York approved the following resolutions, which remain in full force and effect:

      RESOLVED, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts as they determine to be appropriate;

      RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts; and

As Executive Vice President -- Life & Disability Insurance of RiverSource Life Insurance Co. of New York, I hereby establish, pursuant to the authority granted by the Board of Directors, 101 additional subaccounts within the separate account that will invest in the following funds:

 1    subaccount investing in    AllianceBernstein VPS Growth and Income Portfolio (Class B)
 1    subaccount investing in    AllianceBernstein VPS International Value Portfolio (Class B)
 1    subaccount investing in    AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
 1    subaccount investing in    American Century VP International, Class I
 1    subaccount investing in    American Century VP Value, Class I
 1    subaccount investing in    Calvert Variable Series, Inc. VP SRI Social Balanced Portfolio
 1    subaccount investing in    Columbia High Yield Fund, Variable Series, Class B
 1    subaccount investing in    Credit Suisse Trust -- Commodity Return Strategy Portfolio
 1    subaccount investing in    Credit Suisse Trust -- U.S. Equity Flex I Portfolio
 1    subaccount investing in    Eaton Vance VT Floating-Rate Income Fund
 1    subaccount investing in    Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2
 1    subaccount investing in    Fidelity(R) VIP Growth & Income Portfolio Service Class
 1    subaccount investing in    Fidelity(R) VIP Mid Cap Portfolio Service Class

 1    subaccount investing in    Fidelity(R) VIP Overseas Portfolio Service Class
 1    subaccount investing in    FTVIPT Franklin Global Real Estate Securities Fund -- Class 2
 1    subaccount investing in    FTVIPT Franklin Small Cap Value Securities Fund -- Class 2
 1    subaccount investing in    FTVIPT Mutual Shares Securities Fund -- Class 2
 1    subaccount investing in    Goldman Sachs VIT Mid Cap Value Fund -- Institutional Shares
 1    subaccount investing in    Goldman Sachs VIT Structured Small Cap Equity Fund -- Institutional Shares
 1    subaccount investing in    Goldman Sachs VIT Structured U.S. Equity Fund -- Institutional Shares
 1    subaccount investing in    Invesco V.I. Capital Appreciation Fund, Series I Shares
 1    subaccount investing in    Invesco V.I. Capital Development Fund, Series I Shares
 1    subaccount investing in    Invesco V.I. Core Equity Fund, Series I Shares
 1    subaccount investing in    Invesco V.I. Financial Services Fund, Series I Shares
 1    subaccount investing in    Invesco V.I. International Growth Fund, Series II Shares
 1    subaccount investing in    Invesco V.I. Technology Fund, Series I Shares
 1    subaccount investing in    Invesco Van Kampen V.I. Comstock Fund, Series II Shares
 1    subaccount investing in    Janus Aspen Series Enterprise Portfolio: Service Shares
 1    subaccount investing in    Janus Aspen Series Global Technology Portfolio: Service Shares
 1    subaccount investing in    Janus Aspen Series Janus Portfolio: Service Shares
 1    subaccount investing in    Janus Aspen Series Overseas Portfolio: Service Shares
 1    subaccount investing in    MFS(R) Investors Growth Stock Series -- Service Class
 1    subaccount investing in    MFS(R) New Discovery Series -- Service Class
 1    subaccount investing in    MFS(R) Utilities Series -- Service Class
 1    subaccount investing in    Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares
 1    subaccount investing in    Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares
 1    subaccount investing in    Oppenheimer Global Securities Fund/VA, Service Shares
 1    subaccount investing in    Oppenheimer Global Strategic Income Fund/VA, Service Shares
 1    subaccount investing in    Oppenheimer Main Street Small Cap Fund/VA, Service Shares

 1    subaccount investing in    PIMCO VIT All Asset Portfolio, Advisor Share Class
 1    subaccount investing in    Putnam VT Global Health Care Fund -- Class IB Shares
 1    subaccount investing in    Putnam VT High Yield Fund -- Class IB Shares
 1    subaccount investing in    Putnam VT International Equity Fund -- Class IB Shares
 1    subaccount investing in    Putnam VT Multi-Cap Growth Fund -- Class IA Shares
 2    subaccount investing in    Putnam VT Multi-Cap Growth Fund -- Class IB Shares
 1    subaccount investing in    Royce Capital Fund -- Micro-Cap Portfolio, Investment Class
 1    subaccount investing in    RVST Disciplined Asset Allocation Portfolios -- Aggressive
 1    subaccount investing in    RVST Disciplined Asset Allocation Portfolios -- Conservative
 1    subaccount investing in    RVST Disciplined Asset Allocation Portfolios -- Moderate
 1    subaccount investing in    RVST Disciplined Asset Allocation Portfolios -- Moderately Aggressive
 1    subaccount investing in    RVST Disciplined Asset Allocation Portfolios -- Moderately Conservative
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Balanced Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Cash Management Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Diversified Bond Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Diversified Equity Income Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Dynamic Equity Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Global Bond Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Global Inflation Protected Securities Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- High Yield Bond Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Income Opportunities Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Mid Cap Growth Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Mid Cap Value Fund (Class 3)
 1    subaccount investing in    RVST RiverSource Variable Portfolio -- S&P 500 Index Fund (Class 3)

 1    subaccount investing in    RVST RiverSource Variable Portfolio -- Short Duration U.S. Government Fund (Class 3)
 1    subaccount investing in    RVST Seligman Variable Portfolio -- Growth Fund (Class 3)
 1    subaccount investing in    RVST Seligman Variable Portfolio -- Larger-Cap Value Fund (Class 3)
 1    subaccount investing in    RVST Seligman Variable Portfolio -- Smaller-Cap Value Fund (Class 3)
 1    subaccount investing in    RVST Threadneedle Variable Portfolio -- Emerging Markets Fund (Class 3)
 1    subaccount investing in    RVST Threadneedle Variable Portfolio -- International Opportunity Fund (Class 3)
 1    subaccount investing in    RVST Variable Portfolio -- Davis New York Venture Fund (Class 3)
 1    subaccount investing in    RVST Variable Portfolio -- Goldman Sachs Mid Cap Value Fund (Class 3)
 1    subaccount investing in    RVST Variable Portfolio -- Partners Small Cap Value Fund (Class 3)
 2    subaccounts investing in   RVST Variable Portfolio -- Aggressive Portfolio (Class 2)
 2    subaccounts investing in   RVST Variable Portfolio -- Aggressive Portfolio (Class 4)
 2    subaccounts investing in   RVST Variable Portfolio -- Conservative Portfolio (Class 2)
 2    subaccounts investing in   RVST Variable Portfolio -- Conservative Portfolio (Class 4)
 2    subaccounts investing in   RVST Variable Portfolio -- Moderate Portfolio (Class 2)
 2    subaccounts investing in   RVST Variable Portfolio -- Moderate Portfolio (Class 4)
 2    subaccounts investing in   RVST Variable Portfolio -- Moderately Aggressive Portfolio (Class 2)
 2    subaccounts investing in   RVST Variable Portfolio -- Moderately Aggressive Portfolio (Class 4)
 2    subaccounts investing in   RVST Variable Portfolio -- Moderately Conservative Portfolio (Class 2)
 2    subaccounts investing in   RVST Variable Portfolio -- Moderately Conservative Portfolio (Class 4)
 1    subaccount investing in    Third Avenue Value Portfolio
 1    subaccount investing in    Wanger International
 1    subaccount investing in    Wanger USA
 1    subaccount investing in    Wells Fargo Advantage VT Core Equity Fund -- Class 2
 2    subaccount investing in    Wells Fargo Advantage VT International Equity Fund -- Class 2


 1    subaccount investing in    Wells Fargo Advantage VT Opportunity Fund -- Class 2
 1    subaccount investing in    Wells Fargo Advantage VT Small Cap Growth Fund -- Class 2

In accordance with the above resolutions and pursuant to the authority granted by the Board of Directors of RiverSource Life Insurance Co. of New York, the Unit Investment Trust comprised of RiverSource of New York Account 8 is hereby reconstituted.

                                        Received by the Assistant Secretary:


/s/ Jon Stenberg                        /s/
-----------------------------------     ----------------------------------------
Jon Stenberg                            Dixie Carroll

Date: